ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Summary of Accrued Liabilities And Other Payable (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Accrued Liabilities and Other Liabilities [Abstract]
Warranty provision	$ 60	$ 27	$ 61
Accrued expenses	5,165	2,536
Fixed assets creditors	1,433	0
Others	50	16
Total	$ 6,708	$ 2,579